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                                                                   Exhibit 10.29

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1

                            dated as of March 3, 2004

                                      among

                       FINANCIAL SECURITY ASSURANCE INC.,

                         FINANCIAL PACIFIC LEASING, LLC

                                       and

                        FINANCIAL PACIFIC FUNDING II, LLC

                                       to

                        INSURANCE AND INDEMNITY AGREEMENT

                            dated as of July 14, 2003

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              AMENDMENT NO. 1 TO INSURANCE AND INDEMNITY AGREEMENT

         AMENDMENT NO. 1, dated as of March 3, 2004 (the "Amendment") among FINANCIAL SECURITY ASSURANCE INC., ("Financial Security"), FINANCIAL PACIFIC LEASING, LLC (the "Servicer") and FINANCIAL PACIFIC FUNDING II, LLC (the "Company"), to INSURANCE AND INDEMNITY AGREEMENT, dated as of July 14, 2003, (as it may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Insurance Agreement").

                                    RECITALS

         WHEREAS, Financial Security, the Company and the Servicer (collectively, the "Amending Parties") have entered into the Insurance Agreement and the Amending Parties desire to amend the Insurance Agreement in certain respects as provided below.

                                   AGREEMENTS

         In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Amending Parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Defined Terms. Unless defined in this Amendment, capitalized terms used in this Amendment (including in the Preamble and the Recitals) shall have the meaning given such terms in the Insurance Agreement, as identifiable from the context in which such term is used.

                                   ARTICLE II

                                    AMENDMENT

         SECTION 2.1. Amendments to Schedule 5.01. Schedule 5.01 of the Insurance Agreement is hereby replaced in its entirety by Schedule 5.01 "DEFAULT MATRIX - LEVEL 2 TRIGGERS" attached hereto.

                                   ARTICLE III

                           CONDITION TO EFFECTIVENESS

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         SECTION 3.1. Execution of Amendment By Amending Parties. This Amendment
shall become effective upon receipt by Financial Security of counterparts hereof executed and delivered by the Company and the Servicer.

                                   ARTICLE IV

                                  MISCELLANEOUS

         SECTION 4.1. Ratification. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Amending Parties under the Insurance Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Insurance Agreement, all of which are hereby ratified and affirmed in all respects by each of the Amending Parties and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Insurance Agreement specifically referred to herein and any references in the Insurance Agreement to the provisions of the Insurance Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

         SECTION 4.2. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION 4.3. GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS INSURANCE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 4.4. Waiver of Notice. Each of the Amending Parties waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

         SECTION 4.5. Headings. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Insurance Agreement and shall not affect the construction or interpretation of this Amendment or Insurance Agreement or any provisions hereof or thereof.

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

                                          FINANCIAL SECURITY ASSURANCE
                                            INC.

                                          By: /s/ Errol Uhr
                                              -------------------------------
                                              Name: Errol Uhr
                                              Title: Managing Director

                                          FINANCIAL PACIFIC LEASING, LLC

                                          By: /s/ Peter A. Davis
                                              -------------------------------
                                               Name: Peter A. Davis
                                               Title: Chief Financial Officer

                                          FINANCIAL PACIFIC FUNDING II, LLC

                                          By: /s/ Peter A. Davis
                                              -------------------------------
                                              Name: Peter A. Davis
                                              Title: Chief Financial Officer

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